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                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 3

                                       TO

                        RIGHT OF FIRST REFUSAL AGREEMENT

      This Amendment No. 3, which shall be effective as of the 16th day of March, 2005 (the "Amendment"), to the Right of First Refusal Agreement dated as of the 4th day of March, 2004, by and among Trans-Industries, Inc., a Delaware corporation (the "Company"), the Investors and the Stockholders (each as defined in the Original Agreement), as amended (the "Original Agreement"), is entered into on May 23, 2005 by and among the Company and the Stockholders of at least a majority of the shares of capital stock subject to the Original Agreement held by such Stockholders, based upon voting power and calculated on an as-if-converted basis, together with the consent of the Investors holding at least a majority of the outstanding shares of Common Stock held by all Investors on an as-converted-basis.

                                   BACKGROUND

      A. The parties hereto desire to amend the Original Agreement on the terms and conditions contained herein.

      B. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Original Agreement.

      Now, therefore, in consideration of their mutual covenants and agreements contained in this Amendment, the parties hereby agree as follows:

      1. Amendments.

            (a) 579,389 shares of Common Stock of the Company heretofore owned by Dale Coenen shall not be subject to the Right of First Refusal Agreement.
Section 1.1.10 "Permitted Transfer and Article II and Section 2.7 shall and are hereby amended to allow Dale Coenen to transfer such shares without first having complied with the right of first refusal or transfer notice as set forth in
Section 2.1 of the Agreement and any such transfer shall be considered a Permitted Transfer as defined by Section 1.1.10 and Section 2.7.

            (b) 495,938 shares of Common Stock of the Company heretofore owned by Duncan Miller shall not be subject to the Right of First Refusal Agreement.
Section 1.1.10 "Permitted Transfer and Article II and Section 2.7 shall and are hereby amended to allow Duncan Miller to transfer such shares without first having complied with the right of first refusal or transfer notice as set forth in Section 2.1 of the Agreement and any such transfer shall be considered a Permitted Transfer as defined by Section 1.1.10 and Section 2.7.

            (c) All other shares of commons stock heretofore owned or later acquired shall be subject to all terms and conditions of the Right of First Refusal, as amended.

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      2. Miscellaneous Provisions.

            (a) Effect of Amendment. Except as specifically provided in Section 1 hereof, the Original Agreement, and the amendments thereto, are hereby ratified, confirmed and approved in all respects.

            (b) Counterparts; Signature Pages. This Agreement may be executed and delivered in multiple counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. This Agreement may be executed and delivered by facsimile and with separate signature pages with the same effect as though all parties had executed and delivered the same original signature page.

            (c) Governing Law. This Agreement and the rights and obligations of the parties hereunder will be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within Michigan and without regard to the conflicts-of-laws provisions thereof.

      IN WITNESS WHEREOF, and intending to be legally bound, the Company and the Investors have executed and delivered this Amendment No. 3 to Right of First Refusal Agreement.

Dated: May 23, 2005                     By: /s/ Richard A. Solon
                                            -----------------------------------
                                            RICHARD A. SOLON, President

                                        INVESTORS:

Dated: May 23, 2005                     By: /s/ Harry E. Figgie, Jr.
                                            -----------------------------------
                                            Harry E. Figgie, Jr., trustee under
                                            the Trust Agreement dated July
                                            15, 1976

                                        STOCKHOLDERS:

Dated: May 9, 2005                      /s/ Dale S. Coenen
                                            -----------------------------------
                                            DALE S. COENEN, "Stockholder"

Dated: May 7, 2005                      /s/ Duncan Miller
                                            -----------------------------------
                                            DUNCAN MILLER, "Stockholder"

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